UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2023

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	001-35384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48 South Service Road

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DTST	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	DTSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2023, the Board of Directors (the “Board”) of Data Storage Corporation (the “Company”) approved the following changes to the Company’s executive compensation arrangements, in accordance with the recommendations of the Board’s Compensation Committee, with respect to (i) base salary and bonus amounts for Charles M. Piluso, Chief Executive Officer, Chris Panagiotakos, Chief Financial Officer, Harold Schwartz, President, and Thomas Kempster, Executive Vice President (the “Executives”); and (ii) long term equity incentives in the form of Restricted Stock Units and Stock Options for the Executives.

Base Salary and Bonus for Executive Officers

The Board approved the amounts of annual base salary and bonus for the Executives, which shall be effective retroactive as of January 1, 2022 as follow: (i) Messrs. Piluso and Schwartz shall each receive a base salary of $175,000 and a bonus of $150,000; (ii) Mr. Panagiotakos shall receive a base salary of $206,250 and a bonus of $53,646 and (iii) Mr. Kempster shall receive a base salary of $175,000 and a bonus of $25,000.

Long Term Equity Incentives

The Stock Options vest and become exercisable in three equal annual installments over the three-year period measured from March 1, 2023, at an exercise price equal to 110% of the closing price of the Company’s common stock on the date of grant (the “Closing Price”) for Messers. Piluso, Schwartz and Kempster and 100% of the Closing Price for Mr. Panagiotakos, with all such options expiring on March 1, 2033. The Restricted Stock Units (“RSUs”) represent a contingent right to receive one share of the Company’s common stock, vesting in three equal annual installments over the three-year period measured from March 1, 2023, subject to the holder’s continued service to the Company through each vesting date, and such RSU’s do not have an expiration date. Mr. Piluso shall receive 29,412 Restricted Stock Units and 29,412 Stock Options. Messrs. Schwartz, Kempster and Panagiotakos shall each receive 14,706 Restricted Stock Units and 14,706 Stock Options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2023	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer